Stein Roe Mutual Funds

ANNUAL REPORT
SEPT. 30, 1997

PHOTO OF CORN IN FIELD

Stein Roe Equity Funds

GROWTH AND INCOME FUNDS

           BALANCED FUND
           GROWTH & INCOME FUND

LOGO: STEIN ROE MUTUAL FUNDS
BUILDING WEALTH FOR GENERATIONS(SM)

Contents
-------------------------------------------------------------------------------
From the President................................................   1

   Tim Armour's thoughts on the markets and investing

Performance.......................................................   4

   How the Stein Roe growth and income funds have done over time

Q&A
Balanced Fund.....................................................   6
Growth & Income Fund..............................................   10

   Interviews with the portfolio managers and summaries of investment activity

Investments.......................................................   14

   A complete list of investments with market values

Financial Statements..............................................   22

   Balance sheets, statements of operations and changes in net assets

Notes to Financial Statements.....................................   32

Financial Highlights..............................................   36

   Selected per-share data

Report of Independent
  Public Accountants..............................................   42

General Information...............................................   44



                Must be accompanied or preceded by a prospectus.

From the President
-------------------------------------------------------------------------------
To Our Shareholders

We're pleased to present this annual report for the Stein Roe growth and income funds -- Balanced Fund and Growth & Income Fund. This report covers the fiscal year ended Sept. 30, 1997.

   Like the two years that preceded it, the fiscal year ended Sept. 30, 1997, was sensational for the U.S. equity market. Rarely in any three-year period in the history of the U.S. stock exchanges have consecutive annual gains of more than 20 percent been reported. The cumulative total return of the S&P 500 Index for the three-year period was 119 percent,* providing investors with the potential to more than double their money in the stock market in three years' time.

The Equity Markets: A Tale of Two Periods

The story of the past 12 months, however, is a tale of two periods. The first half of the fiscal year, which ran from Sept. 30, 1996, through March 31, 1997, belonged to large-cap, multinational growth stocks. Worldwide markets were strong, and many of the companies that have international operations were reporting greater-than-expected earnings. Subsequently, investors rushed in hoping to take advantage of further returns. Later in the fiscal year, however, many international economies retreated, causing several of these same companies to report lower-than-expected earnings. In addition, the Federal Reserve in March raised the federal funds rate -- the rate banks charge each other to borrow money -- in an effort to slow down rampant economic growth and tame inflation fears. Combined, these factors caused turbulence in the U.S. investment markets, resulting in a major drop in indices, as evidenced by the Dow Jones Industrial Average's (DJIA) plunge of nearly 300 points over two days in April.

    This retreat, however, was short-lived. The Federal Reserve's tightening in late March successfully slowed economic growth and calmed inflation fears, and the DJIA rapidly recouped its April losses. This slowdown in economic activity did temporarily affect the performance of smaller growth companies, which operate primarily in this country. Investors slowly began to realize that small-and mid-cap stocks offered good earnings growth potential at attractive valuations. As a result, small-caps rallied in August and eclipsed large-cap stocks for the second half of the year.

Photo of: Tim Armour


Other Markets

In the midst of the tremendous bull market that has propelled U.S. equity investments to new highs, bond investments have taken a back seat. On an absolute basis, however, bonds did perform well in the 12 months ended Sept. 30, 1997, and bond markets even enjoyed a few strong rallies when investors sought shelter from the turbulent equity arenas.

From the President CONTINUED
-------------------------------------------------------------------------------

   International stocks continued to underperform domestic investments for the fiscal year, primarily reflecting the troubled nature of Japan's economy and, by extension, its investment markets. As Japan is the second largest market in the world, international investors still tend to focus their investments there; for example, the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) held 29 percent of its investments in Japan on Sept. 30, 1997. Japan continued to underperform during the fiscal year, accounting for a lot of the underperformance in international mutual fund investments. Most of the other large international markets are up through the fiscal year end, but their currencies are weak against the dollar, lessening the gains when translated. Latin America and some of the smaller European countries posted solid returns this year as well, and despite continued currency crises we continue to see some good values in select issues there.

Asia Feints . . . and America Blinks

Recently, in late 1997, a sharp selloff in markets around the world -- panicky investors' response to currency crises and economic uncertainties that spread through Southeast Asia -- culminated in a surprisingly severe crash in Hong Kong. This sequence of events finally unnerved investors in the developed countries, which resulted in sharp declines in all of the major markets -- including the United States, where stocks tumbled 7 percent in one day of trading and have continued to be volatile. While unsettling, such corrections are a normal part of investing. No one can predict market events with any certainty, yet despite the unease caused by the sharp and unexpected selloff, we believe there is no reason to panic. Not only are interest rates relatively stable and, in our opinion, likely to remain free of Federal Reserve manipulation, but domestic economic growth is strong and inflation is low as well. As a result, we believe the impact on the U.S. economy of the market's recent confusion will not be large, and may even be moderately positive. In Asia, we believe the currency crisis still needs time to heal, but that some necessary corrections are under way. We are on the lookout for attractive valuations that we believe Asia has the potential to produce in time.

From the President CONTINUED
-------------------------------------------------------------------------------

Responding to A Market Correction

As recent events show, investing can be -- and often is -- more like a walk on the wild side than a cakewalk. If the market's recent ups and downs have made you a little nervous, we think it's important to keep things in perspective. If your mutual fund was appropriate to your investing objectives yesterday, it probably still is today. Moreover, Standard & Poor's historical performance statistics show that there have been six market corrections of 20 percent or more during the past 30 years. While unsettling, such setbacks are normal. If you're tempted to exit the market completely, remember this: history has shown that investors tend to lose opportunities when they bail out of the market. In fact, about the only thing worse than experiencing a bear market is missing out on the potential bull market that follows. That's because, on average, based on the 12 bear markets since 1933, a bear market tends to be followed by a dramatic advance, averaging 121 percent.+

   Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.

   Sincerely,


   Timothy K. Armour
   President
   Nov. 10, 1997

* Stein Roe, 1997. Stock market performance is measured by the S&P 500 an unmanaged group of stocks generally representative of the U.S. stock market. The S&P 500 differs in composition from any Stein Roe fund; it is not available for direct investment.

+ Computed using Stocks, Bonds, Bills and Inflation 1997 Yearbook,TM Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield). Used with permission. (C)1997 Ibbotson Associates, Inc. All rights reserved.

Fund Performance
-------------------------------------------------------------------------------

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

-------------------------------------------------------------------------------
                          Average Annual Total Returns
                          Periods ended Sept. 30, 1997

                                         PAST 1    PAST 3    PAST 5     PAST 10
                                          YEAR      YEARS     YEARS      YEARS
-------------------------------------------------------------------------------
BALANCED FUND                            23.60%    17.57%    13.32%     11.04%
GROWTH & INCOME FUND                     30.81     24.80     18.99      13.66
S&P 500                                  40.43     29.89     20.75      14.73
-------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment.

Investment Comparison
-------------------------------------------------------------------------------
Comparison of change in value of a $10,000 investment.

LINE CHART:
-------------------------------------------------------------------------------
Growth & Income Fund
                                 GROWTH&
                                 INCOME
                                 FUND                      S&P 500
9/30/87                          10000                     10000
9/30/88                           8606                      8761
9/30/89                          11242                     11648
9/30/90                          10652                     10571
9/30/91                          13221                     13858
9/30/92                          15073                     15389
9/30/93                          17783                     17384
9/30/94                          18500                     18024
9/30/95                          22407                     23378
9/30/96                          27489                     28123
9/30/97                          35956                     39500

LINECHART:
-------------------------------------------------------------------------------
Balanced Fund
                                 BALANCED
                                 FUND                      S&P 500
9/30/87                          10000                     10000
9/30/88                          9413                      8761
9/30/89                          11367                     11648
9/30/90                          10587                     10571
9/30/91                          13729                     13858
9/30/92                          15257                     15389
9/30/93                          17480                     17384
9/30/94                          17542                     18024
9/30/95                          20084                     23378
9/30/96                          23063                     28123
9/30/97                          28507                     39500


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. These graphs compare the performance of the Stein Roe funds to the S&P 500, an unmanaged group of stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Q&A
-------------------------------------------------------------------------------

An Interview with Harvey Hirschhorn, Portfolio Manager of SR&F Balanced
Portfolio

Fund Data
Investment Objective:
Seeks long-term growth of capital and current income, consistent with reasonable investment risk by investing primarily in a diversified portfolio of equities, debt securities and cash.

Fund Inception:
Aug. 25, 1949

Total Net Assets:
$284.8 million

photo of : Harvey B. Hirschhorn

Q: How was performance for the fiscal year ended Sept. 30, 1997?

A: The Fund's return of 23.60 percent came in just behind the 23.82 percent return of the Lipper balanced fund peer group. Performance during the fourth quarter of 1996 was excellent, but for the remainder of the fiscal year the Fund's performance was average, dampened by our somewhat defensive stance toward U.S. equity markets -- we invested only 56 percent of the portfolio in equities. In addition, about 16 percent of those equities were international securities.* For the three-year period ended Sept. 30, 1997, the Fund's total return was
17.57 percent, just about a point under the Lipper peer group return of 18.58 percent for the same period.

Q: With international stocks largely underperforming the S&P 500, how did Balanced Fund's international holdings fare?

A: Fortunately, our international selections were good performers. Ericsson (1.6 percent of total net assets), a company that dominates globally in cellular manufacturing and technology, has been a real winner for us. One of our best performers was a Japanese company -- Canon, a camera manufacturer (1.0 percent of total net assets), is up more than 60 percent year to date. We remain confident in our inter national investments.

Q: What worked well for you domestically?

A: Our overweightings in the financial, health care and pharmaceuticals sectors have benefited us. One of our best performers was an initial public offering -- American States Financial (1.2 percent of total net assets), a financial services company. Since we purchased it, the company experienced growth, was acquired, and its stock subsequently more than doubled in the past 12 months. In addition, BankAmerica and Citicorp, two big money center banks (1.2 percent and 1.1 percent of total net assets, respectively), performed well. In the technology sector, we made a good investment in Intel, up 90 percent this past year (1.1 percent of total net assets).

Q&A CONTINUED
-------------------------------------------------------------------------------

Q: In what areas did equity performance suffer?

A: For the most part we believe we did a good job of assessing and eliminating those stocks that we were concerned would be a drag on performance, before company fundamentals deteriorated further. Our Real Estate Investment Trusts (REITs) did affect performance, however. Although REITs have turned in above-average performance at certain times during this past year -- in particular they were the top performers in the last quarter of calendar year 1996 -- on balance, they underperformed for the year, up 18.2 percent through the year ended Sept. 30, 1997.

   Our overweighted position in the electrical equipment area and our position in energy stocks dampened performance, as stocks in these sectors generally underperformed. Other sectors that underperformed include telephones and food -- areas in which we were beneficially underweighted.

Q: How did your fixed income investments do?

A: We believe our somewhat longer duration in our fixed income investments was positive, as longer-term interest rates traded lower within a narrow range through the past 12 months.

Q: What do you expect from the economy going forward?

A: The economy has been on a solid growth track this year, showing the strongest performance in the current six-year expansion. Liquidity and monetary growth have turned up materially in recent months, suggesting that growth will not slow as a result of liquidity constraints. Moreover, consumption is moving along and interest rates have eased to levels that should be attractive for housing and other interest-rate sensitive areas of the economy.

   Going forward, the strength of the economy will be tempered by exports, inventories and government spending. In our opinion, the dollar's strength may cause a softening in demand for U.S. exports and firm economic activity may pull in imports, leading to a continuing deterioration in our trade balance.

   Overall, we think the economy may slow from this year's approximately 3.5 percent pace to approximately 2.5 percent next year. We believe inflation is likely to remain muted at 2 percent and interest rates are likely to fluctuate around current levels.

Q&A CONTINUED
-------------------------------------------------------------------------------

Q: How will this affect corporate profits?

A: With respect to corporate profits we expect more moderate gains this coming year. Heightened foreign competition due to currency movements may hurt U.S. company sales and moderating pressure on profit margins may result from firmer labor costs and slower productivity gains.

Q: How might the portfolio react?

A: We continue to favor technology, financials, pharmaceuticals and REITs, and plan to maintain those positions going forward. We foresee opportunities for good value and improving fundamentals in the mid-cap area of the stock market.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Sept. 30, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of SR&F Balanced Portfolio; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's flexible portfolio fund peer group for the one-, five- and 10-year periods ended Sept. 30, 1997, were 23.82 percent, 13.61 percent and 10.44 percent, respectively.

* Foreign investments involve market, political and currency risks not generally associated with U.S. investments.

Fund Highlights
-------------------------------------------------------------------------------
                               Balanced Portfolio
                 Top 10 Equity Holdings (% of Total Net Assets)
-------------------------------------------------------------------------------
LM Ericsson                     1.6%    HFS Inc.                           1.4%
Bristol-Myers Squibb Company    1.6     Hubbell, Inc.                      1.3
Emerson Electric Co.            1.6     Motorola, Inc.                     1.3
Eli Lilly & Co.                 1.5     Banc One Corp.                     1.3
Fremont General Lyon            1.5     American States Financial Corp.    1.2
-------------------------------------------------------------------------------
                                        Total                             14.3%
-------------------------------------------------------------------------------
                           Equity Portfolio Highlights
                                              PORTFOLIO              S&P 500
-------------------------------------------------------------------------------
Number of Holdings                                   58                  500
Median Market Value ($ Mil.)                    $19,110               $6,816

PIE CHARTS
BALANCED PORTFOLIO
ECONOMIC SECTOR BREAKDOWN
AS OF SEPT. 30, 1997
                                    EQUITY PORTFOLIO                   S&P 500
Basic Materials                      7%                                 5%
Consumer Cyclical                    7%                                13%
Consumer Noncyclical                17%                                21%
Energy                              12%                                10%
Financial                           20%                                16%
Industrial                          12%                                10%
Technology                          17%                                17%
Utilities                            8%                                 8%


PIE CHART
ASSET ALLOCATION
                          AS OF SEPT. 30, 1996        AS OF SEPT. 30, 1997
Equities                  47.5%                       48.5%
Convertibles              14.0%                       11.2%
Bonds                     31.1%                       31.5%
Cash & Equivalents         7.4%                        8.8%

Q&A
-------------------------------------------------------------------------------

An Interview with Dan Cantor, Portfolio Manager of SR&F Growth & Income
Portfolio

Fund Data
Investment Objective:
Seeks capital growth by investing primarily in a diversified portfolio of common stocks, convertible securities and other equity-type investments issued by well-established companies. In an effort to limit volatility, the portfolio will normally emphasize investments in the equity securities of companies with market capitalizations greater than $1 billion. The Fund is designed to provide more dividend income than a portfolio focused exclusively on growth.

Fund Inception:
March 24, 1987

Total Net Assets:
$337.5 million

photo: Dan Cantor


Q: How has the Fund performed over the past year?

A: On an absolute basis, the Fund performed very well, posting a total return of
30.81 percent for the year ended Sept. 30, 1997. On a relative basis, however, we didn't perform as well as the Lipper peer group, which posted a median return of 35.76 percent.

Q: How do you interpret your results?

A: Although the performance of the equity portion of our portfolio was excellent, we believe we underperformed our benchmark for two key reasons. First of all, the Fund had a terrific year last year, returning 4.98 percent above the Lipper peer group. As the Fund's objective is long-term growth and we are positioned to hold stocks for the long term, we saw certain holdings take a natural breather after that above-average period of growth. During this past year, when the bull market continued, certain of our holdings didn't appreciate at the same pace, dampening returns.

   More significantly, a large amount of cash poured into the portfolio this year as a result of favorable press. We found it challenging to keep the Fund fully invested, as would be the ideal situation in a rapidly rising market. Because the Fund's objective is long-term growth, we think it is also helpful to discuss the Fund's long-term performance. For the three-year period ended Sept. 30, 1997, the Fund returned 24.80 percent, just under the 25.46 percent return of the peer group for the same period.

Q&A CONTINUED
-------------------------------------------------------------------------------
Q: How did that large inflow of cash affect the Fund's investment strategy?

A: We held approximately 13 percent of the Fund's total net assets in cash (net of S&P 500 futures) throughout the year while looking for growth opportunities at an attractive price. Unfortunately, with stock prices steadily increasing throughout the year, we had a difficult time finding those opportunities. We have a commitment to strong risk management. We believe that investing in a way that would deviate from our risk tolerance profile in order to fully invest cash would not serve our shareholders well were the economic climate to change. We were able to finish the year with a net cash position of about 10 percent. We will strive to be fully invested during the next year, but we won't stretch our valuation parameters or make hasty investment decisions merely to redeploy cash.

Q: What stocks fared well this year?

A: Our largest holding, Warner-Lambert (2.9 percent of total net assets), posted significant gains on the phenomenal success of two new drugs -- a diabetes drug and a cholesterol-reducing drug. These two drugs have gained tremendous market share in a short period of time. Another of our largest holdings, Kansas City Southern, a holding company (1.8 percent of total net assets), was a very strong performer during the year. The company is in the process of separating its rail lines from its financial services businesses, highlighting the value of its financial services arm. Other holdings in the financial sector also did well.

Q: How are you positioning the portfolio to take advantage of current conditions?

A: Although we believe the U.S. economy is positioned for continued growth, we need to continue to invest prudently. Some companies' stock valuations look stretched to us. On the other hand, we have increased the portfolio's exposure to financial services and health care. We are also adding investments in select cyclical stocks such as rails and airlines, where we have identified individual issues that we believe have good long-term growth potential.

   For example, we bought Continental Airlines (1.7 percent of total net assets) because we believe the company has tremendous earnings potential given a recovering industry environment and its dominance in key strategic hubs. In fact, since we added to our position in this past quarter, the stock has appreciated sharply as other investors are realizing the company's competitive position and attractive valuation.

Q&A CONTINUED
-------------------------------------------------------------------------------
   As 1998 begins, we will continue to look for companies that meet our investment criteria. We will persist in our efforts to research individual issues using a bottom-up fundamental research approach and using appropriate valuation measures.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Sept. 30, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of SR&F Growth &Income Portfolio; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's growth and income fund peer group for the one-, five- and 10-year periods ended Sept. 30, 1997, were 35.76 percent, 18.66 percent and 13.17 percent, respectively.

Fund Highlights
-------------------------------------------------------------------------------
                            Growth & Income Portfolio
                 Top 10 Equity Holdings (% of Total Net Assets)
-------------------------------------------------------------------------------

Warner-Lambert Company          2.9%    Philip Morris Companies Inc.      2.4%
American Express Co.            2.6     Citicorp                          2.4
Bankers' Trust Company          2.5     Walgreen Co.                      2.4
Burlington Northern             2.5     Georgia Pacific                   2.3
Baxter International Inc.       2.5     Monsanto Co.                      2.3
-------------------------------------------------------------------------------
                                        Total                            24.8%
-------------------------------------------------------------------------------
                           Equity Portfolio Highlights
                                              PORTFOLIO              S&P 500
-------------------------------------------------------------------------------
Number of Holdings                                   57                  500
Median Market Value ($ Mil.)                    $20,192               $6,816

PIE CHARTS
GROWTH & INCOME PORTFOLIO
ECONOMIC SECTOR BREAKDOWN
AS OF SEPT. 30, 1997
                                    EQUITY PORTFOLIO                   S&P 500
Basic Materials                      8%                                 5%
Consumer Cyclical                   16%                                13%
Consumer Noncyclical                23%                                21%
Energy                               4%                                10%
Financial                           19%                                16%
Industrial                          21%                                10%
Technology                           6%                                17%
Utilities                            3%                                 8%


PIE CHART
ASSET ALLOCATION
                          AS OF SEPT. 30, 1996           AS OF SEPT. 30, 1997
Equities**                79.9%                          83.3%
Bonds                      1.5%                           0.9%
Cash & Equivalents        18.6%                          15.8%
                          **Excludes S&P futures         **Excludes S&P futures
                          (long) = 8.5%                  (long) = 6.4%

SR&F Balanced Portfolio
-------------------------------------------------------------------------------
Investments as of September 30, 1997
(Dollar amounts in thousands)
                                                            Number       Market
EQUITY-RELATED SECURITIES (67.7%)                        of Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (56.4%)
AUTOMOTIVE (0.8%)
Honda Motor Company, Ltd. ADRs.......................       33,000      $ 2,302

BANKS (8.6%)
Banc One Corporation.................................       64,124        3,579
BankAmerica Corporation..............................      106,000        7,771
Citicorp.............................................       53,000        7,099
Royal Bank of Scotland Group Plc.....................      233,710        2,605
Wells Fargo & Company................................        5,000        1,375
Westpac Banking Corporation Ltd......................      320,000        2,016
                                                                        -------
                                                                         24,445
CHEMICALS (1.6%)
DuPont Company.......................................       40,000        2,463
Praxair, Inc.........................................       40,000        2,048
                                                                        -------
                                                                          4,511
COMPUTERS (1.0%)
International Business Machines Corp.................       26,000        2,754

COMPUTER SOFTWARE AND SERVICES (0.5%)
Fujitsu Ltd..........................................      125,000        1,563

CONGLOMERATES AND MISCELLANEOUS (1.0%)
Harris Corporation...................................       64,000        2,928

DATA PROCESSING & DUPLICATING (1.0%)
Canon, Inc...........................................       97,000        2,836

DRUGS AND HEALTH PRODUCTS (5.4%)
Bristol-Myers Squibb Company.........................       56,000        4,634
Eli Lilly & Co.......................................       46,000        5,552
Novartis AG ADRs.....................................       45,000        3,455
United Healthcare Corporation........................       35,000        1,750
                                                                        -------
                                                                         15,391
ELECTRICAL EQUIPMENT (6.8%)
Emerson Electric Co. ................................       97,000        5,590
General Electric Company.............................      117,000        7,963
Hubbell Inc. Class B.................................       78,000        3,608
Siemens AG...........................................       33,000        2,226
                                                                        -------
                                                                         19,387
ELECTRONICS (4.0%)
*Analog Devices, Inc.................................       43,000        1,441
Intel Corporation....................................       43,000        3,969
Motorola, Inc........................................       50,000        3,594
Sony Corporation Sponsored ADRs......................       27,000        2,536
                                                                        -------
                                                                         11,540
ENERGY SERVICES (2.0%)
Baker Hughes Inc.....................................       60,000        2,625
*Cooper Cameron Corporation..........................       18,000        1,292
Sante Fe International Corporation...................       36,000        1,674
                                                                        -------
                                                                          5,591

SR&F Balanced Portfolio CONTINUED
-------------------------------------------------------------------------------
                                                            Number       Market
                                                         of Shares        Value
-------------------------------------------------------------------------------
FERTILIZERS (0.5%)
Potash Corporation of Saskatchewan Inc. .............       20,000      $ 1,570

FOOD, BEVERAGE & TOBACCO (2.1%)
General Mills, Inc...................................       26,000        1,792
PepsiCo, Inc.........................................       45,000        1,825
Philip Morris Companies Inc..........................       60,000        2,494
                                                                       --------
                                                                          6,111
INSURANCE (1.2%)
American States Financial Corporation................       75,500        3,549

MEDICAL SUPPLIES (1.0%)
Baxter International Inc.............................       55,000        2,874

MULTI-INDUSTRY (0.7%)
Honeywell, Inc. .....................................       30,000        2,016

OIL AND NATURAL GAS (6.2%)
British Petroleum Company Plc ADRs...................       58,000        5,267
Elf Aquitaine Sponsored ADRs.........................       32,000        2,134
El Paso National Gas Company.........................       32,000        1,938
Enron Corp. .........................................       68,000        2,618
Mobil Corporation....................................       38,000        2,812
Tosco Corporation....................................       38,000        1,323
*United Meridian Corporation.........................       42,000        1,544
                                                                       --------
                                                                         17,636
PAPER & FOREST PRODUCTS (1.1%)
Plum Creek Timber Company, L.P.......................       90,000        3,049

REAL ESTATE (3.8%)
Kimco Realty Corporation.............................       66,000        2,298
Reckson Associates Realty Corporation................       96,200        2,561
The Rouse Company....................................       60,587        1,878
*Security Capital Group Incorporated.................       55,500        1,908
Security Capital Industrial Trust....................       88,333        2,059
                                                                       --------
                                                                         10,704
RETAIL (2.0%)
Home Depot, Inc......................................       40,500        2,111
Wal-Mart Stores, Inc.................................       94,000        3,443
                                                                       --------
                                                                          5,554
TELECOMMUNICATIONS (3.1%)
*AirTouch Communications, Inc. ......................       80,000        2,835
GTE Corporation......................................       58,000        2,632
Telebras ADRs........................................        4,000          515
Telefonica de Argentina S.A. ADRs....................       75,000        2,747
                                                                       --------
                                                                          8,729
TRANSPORTATION (1.2%)
Canadian National Railway Company....................       65,000        3,380

UTILITIES-ELECTRIC (0.8%)
Empresa Nacional de Electricidad, S.A. de C.V., ADRs.      108,000        2,322
                                                                       --------
TOTAL STOCKS (Cost $88,470).......................................      160,742
-------------------------------------------------------------------------------

SR&F Balanced Portfolio CONTINUED
-------------------------------------------------------------------------------
                                                            Number       Market
                                                         of Shares        Value
-------------------------------------------------------------------------------
PREFERRED STOCK (0.4%)
OIL & NATURAL GAS (0.4%)
*+Tosco Corporation $2.875 Cv (Cost $937)............       17,000      $ 1,037

-------------------------------------------------------------------------------
                                                         Principal
CONVERTIBLE SUBORDINATED DEBENTURES (10.9%)                 Amount
-------------------------------------------------------------------------------
ELECTRONICS (2.1%)
Analog Devices 3.500% 12/01/00.......................       $  900        1,493
LM Ericsson 4.250% 6/30/00...........................          700        4,638
                                                                       --------
                                                                          6,131
ENERGY (0.9%)
SFP Pipelines Holdings 11.160% 8/15/10...............        2,000        2,590

HEALTH CARE (3.0%)
Elan International Financial Ltd. Zero Coupon
   (Effective Yield 4.652%) 10/16/12.................        3,000        3,270
Nationwide Health Properties 6.250% 1/01/99..........        2,700        2,913
+Roche Holdings Ltd. Zero Coupon (Effective
    Yield 4.750%) 9/23/08............................        2,500        2,325
                                                                       --------
                                                                          8,508
HOTELS (1.4%)
HFS Inc. 4.500% 10/01/99.............................          950        3,877

INSURANCE (1.5%)
Fremont General Zero Coupon (Effective
     Yield 9.270%) 10/12/13..........................        4,500        4,168

RETAIL (0.4%)
Home Depot Inc. 3.250% 10/01/01......................          950        1,169

SERVICES (1.6%)
Danka Business Systems Plc 6.750% 4/01/02............        1,100        1,701
+U.S. Filter 6.000% 9/15/05..........................        1,200        2,856
                                                                       --------
                                                                          4,557
                                                                       --------
TOTAL CONVERTIBLE SUBORDINATED DEBENTURES (Cost $14,660)..........       31,000
-------------------------------------------------------------------------------
TOTAL EQUITY-RELATED SECURITIES (Cost $104,067)...................      192,779
-------------------------------------------------------------------------------

SR&F Balanced Portfolio CONTINUED
-------------------------------------------------------------------------------
                                                         Principal       Market
                                                            Amount        Value
-------------------------------------------------------------------------------
BONDS AND NOTES (31.5%)
U.S. GOVERNMENT OBLIGATION (13.7%)
U.S. Treasury Bonds
   8.125% 8/15/19....................................      $12,500     $ 14,884
   7.250% 8/15/22....................................        7,200        7,872
U.S. Treasury Notes
   6.125% 3/31/98....................................        1,700        1,706
   5.125% 6/30/98....................................        2,000        1,994
   5.875% 3/31/99....................................        3,250        3,256
   7.875% 8/15/01....................................        6,850        7,293
   5.750% 8/15/03....................................        2,000        1,969
                                                                       --------
                                                                         38,974
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (5.8%)
Federal Home Loan Mortgage Corporation Gold
   6.500% 2/01/11....................................        1,704        1,696
   6.500% 4/01/11....................................          890          886
   6.500% 10/01/11...................................        1,810        1,800
   6.500% 4/01/26....................................          953          930
   6.500% 6/01/26....................................          959          936
Federal Home Loan Mortgage Corporation
   6.500% 4/01/11....................................        1,565        1,558
   6.500% 4/01/26....................................          981          958
   6.500% 2/01/27....................................        2,962        2,886
   6.500% 3/01/27....................................        2,707        2,641
Government National Mortgage Association
   8.000% 7/15/25....................................        1,233        1,276
   8.000% 3/15/26....................................          887          917
                                                                       --------
                                                                         16,484
AIR TRANSPORTATION (2.1%)
Federal Express Corporation 1994 Pass-Through Certificates
   Series A310-A1 7.530% 9/23/06.....................        1,907        1,951
Lockheed Martin Corporation 6.550% 5/15/99...........        2,500        2,522
United Airlines Series 1991 9.200% 3/22/08...........        1,340        1,498
                                                                       --------
                                                                          5,971
CHEMICALS (0.8%)
BOC Group Plc 5.875% 1/29/01.........................        2,500        2,469

COMMERCIAL BANK (1.6%)
Den Danske Bank 6.550% 9/15/03.......................        2,250        2,235
Deutsche Ausgleichsbank 7.000% 9/24/01...............        2,250        2,319
                                                                       --------
                                                                          4,554
CONSTRUCTION & HOUSING (0.8%)
Hanson Overseas 6.750% 9/15/05.......................        2,250        2,250

FINANCIAL (2.9%)
ALPS Pass-Through Trust Series 1994-1 Class C2
     9.350% 9/15/04..................................        2,487        2,567
Lehman Brothers Holdings, Inc. 8.375% 2/15/99........        2,500        2,575
MDC Mortgage Funding Corporation Series Q Class 5
     8.850% 3/20/18..................................          359          370
Ford Motor Credit 6.375% 9/15/99.....................        2,750        2,764
                                                                       --------
                                                                          8,276
FOREIGN GOVERNMENT REGIONAL BONDS (2.3%)
+Corporacion Andina de Fomento 6.625% 10/14/98.......        1,500        1,509
+Republic of Slovenia 7.000% 8/06/01.................        2,750        2,800
Province of Quebec 6.500% 1/17/06....................        2,400        2,370
                                                                       --------
                                                                          6,679

SR&F Balanced Portfolio CONTINUED
-------------------------------------------------------------------------------
                                                         Principal       Market
                                                            Amount        Value
-------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (0.8%)
American Mortgage Trust Series 1993-3 Class 3B
     8.190% 9/27/22..................................      $ 2,272     $  2,184

UTILITIES - ELECTRIC (0.7%)
National Power Plc 7.125% 7/11/01....................        2,000        2,041
-------------------------------------------------------------------------------
TOTAL BONDS AND NOTES (Cost $89,718)..............................       89,882
-------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS (7.0%)
COMMERCIAL PAPER (7.0%)
Associates Corp. of North America 6.400% 10/01/97....       12,990       12,990
Bridgestone/Firestone 6.500% 10/01/97................        2,000        2,000
Goldman Sachs Group 5.600% 10/02/97..................        5,000        4,999
                                                                       --------
TOTAL SHORT-TERM OBLIGATIONS (Amortized Cost $19,989).............       19,989
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.2%)
(Cost $213,774)...................................................     $302,650
OTHER ASSETS, LESS LIABILITIES (-6.2%)............................      (17,709)
                                                                       --------
TOTAL NET ASSETS (100.0%).........................................     $284,941
                                                                        =======
-------------------------------------------------------------------------------
SECURITIES SOLD SHORT AT SEPTEMBER 30, 1997, WERE AS FOLLOWS:
                                                                          Market
                                                            SHARES         VALUE
   BankAmerica Corporation...........................       60,000      $ 4,399
   British Petroleum Company Plc ADRs................       58,000        5,267
   Citicorp..........................................       30,000        4,018
   Eli Lilly & Co. ..................................       10,000        1,207
   Emerson Electric Co. .............................       20,000        1,152
   Enron Corp. ......................................       25,000          963
   General Electric Company..........................       70,000        4,764
   Intel Corporation.................................        8,000          739
                                                                       --------
TOTAL VALUE OF SECURITIES SOLD SHORT (Proceeds $17,831) ..........     $ 22,509
                                                                        =======
-------------------------------------------------------------------------------

* Non-income producing.
+ These securities are subject to contractual or legal restrictions on their resale. At September 30, 1997 the aggregate value of these securities represented 3.7 percent of net assets.

See accompanying notes to financial statements.

SR&F Growth & Income Portfolio
-------------------------------------------------------------------------------
Investments as of September 30, 1997
(Dollar amounts in thousands)
                                                            Number       Market
COMMON STOCKS (83.3%)                                    of Shares        Value
-------------------------------------------------------------------------------
AEROSPACE (1.9%)
The Boeing Company...................................      119,600      $ 6,511

AIRLINES (1.7%)
*Continental Airlines, Inc. Class B..................      145,000        5,709

AUTO/TRUCK PARTS & EQUIPMENT (2.0%)
*Lear Corporation....................................      135,000        6,649

BANKS (9.3%)
Bankers Trust Company................................       70,000        8,575
Chase Manhattan Corporation..........................       64,400        7,599
Citicorp.............................................       60,616        8,118
Republic New York Corporation........................       25,000        2,841
Wells Fargo & Company................................       15,666        4,308
                                                                        -------
                                                                         31,441
BROADCASTING & COMMUNICATIONS (0.9%)
The Interpublic Group of Companies, Inc..............       60,600        3,110

COMPUTERS (2.9%)
International Business Machines Corp. ...............       65,000        6,886
*Compaq Computer.....................................       37,500        2,803
                                                                        -------
                                                                          9,689
CONSTRUCTION (1.0%)
Fluor Corp. .........................................       61,300        3,287

CONSUMER-RELATED (4.2%)
The Gillette Company.................................       72,200        6,232
Nike, Inc. Class B...................................       28,000        1,484
The Procter & Gamble Co. ............................       96,000        6,630
                                                                        -------
                                                                         14,346
DISTRIBUTION (4.2%)
Wal-Mart Stores, Inc.................................      170,000        6,226
Walgreen Co. ........................................      310,000        7,944
                                                                        -------
                                                                         14,170
DRUGS (3.5%)
SmithKline Beecham Plc. ADRs.........................       40,000        1,955
Warner-Lambert.......................................       73,000        9,850
                                                                        -------
                                                                         11,805
ELECTRICAL EQUIPMENT (3.8%)
Emerson Electric Co. ................................      104,000        5,993
Hubbell Incorporated, Class B........................      150,400        6,956
                                                                        -------
                                                                         12,949
ENERGY (3.7%)
Amoco Corporation....................................       36,500        3,518
British Petroleum Company Plc ADRs...................       73,104        6,639
Enron Corp. .........................................       62,500        2,406
                                                                        -------
                                                                         12,563
ENTERTAINMENT (0.5%)
The Walt Disney Co. .................................       22,035        1,777

SR&F Growth & Income Portfolio CONTINUED
-------------------------------------------------------------------------------
                                                            Number       Market
                                                         of Shares        Value
-------------------------------------------------------------------------------
FINANCIAL SERVICES (6.3%)
American Express Co. ................................      109,000      $ 8,924
Federal National Mortgage Association................      161,000        7,567
Nationwide Financial Services, Inc...................       37,000        1,031
Washington Mutual, Inc...............................       52,000        3,627
                                                                        -------
                                                                         21,149
FOOD, BEVERAGE & TOBACCO (5.5%)
PepsiCo, Inc. .......................................      160,000        6,490
Phillip Morris Companies.............................      198,000        8,229
Sara Lee Corporation.................................       72,000        3,708
                                                                        -------
                                                                         18,427
HEALTH CARE (5.8%)
Abbott Laboratories..................................       58,500        3,739
Baxter International Inc. ...........................      160,000        8,360
Bristol-Myers Squibb Co..............................       70,000        5,793
Roche Holdings Ltd. .................................          200        1,777
                                                                        -------
                                                                         19,669
HOTELS (1.5%)
*Circus Circus Enterprises...........................       40,000        1,008
*HFS Inc.............................................       55,000        4,094
                                                                        -------
                                                                          5,102
MEDIA (0.8%)
Tribune Company......................................       50,000        2,666

MULTI-INDUSTRY (6.5%)
General Electric Company.............................       98,000        6,670
Honeywell Inc. ......................................      114,000        7,659
Kansas City Southern Industries......................      171,900        5,920
Minnesota Mining & Manufacturing Company.............       20,000        1,850
                                                                        -------
                                                                         22,099
PAPER AND FOREST PRODUCTS (2.7%)
Champion International...............................       20,000        1,219
Georgia Pacific......................................       75,000        7,828
                                                                        -------
                                                                          9,047
PRINTING (0.8%)
Deluxe Corp..........................................       75,000        2,517

REAL ESTATE (0.2%)
*Nationwide Health Properties, Inc. .................       32,400          780

RUBBER, PLASTICS, AND RELATED PRODUCTS (0.9%)
Goodyear Tire & Rubber Co. ..........................       45,000        3,094

SCIENTIFIC - INSTRUMENTS (0.7%)
Millipore Corporation................................       45,000        2,211

SPECIALTY CHEMICALS (6.7%)
Ecolab, Inc..........................................      160,000        7,771
Monsanto Co..........................................      200,000        7,800
*Solutia Inc.........................................       42,000          840
Union Carbide Corporation ...........................      126,100        6,139
                                                                        -------
                                                                         22,550

SR&F Growth & Income Portfolio CONTINUED
-------------------------------------------------------------------------------
                                                            Number       Market
                                                         of Shares        Value
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.8%)
AT&T.................................................       30,222      $ 1,339
Bell Atlantic........................................       92,160        7,413
Lucent Technologies, Inc.............................        9,794          797
                                                                       --------
                                                                          9,549
TRANSPORTATION-RAIL (2.5%)
Burlington Northern Santa Fe.........................       87,000        8,406
                                                                       --------
TOTAL COMMON STOCKS (Cost $169,412)...............................      281,272
-------------------------------------------------------------------------------
                                                         Principal
                                                            Amount
-------------------------------------------------------------------------------
NOTES (0.9%)
U.S. GOVERNMENT OBLIGATION (0.9%)
U.S. Treasury Note 7.125% 9/30/99
   (Cost $2,964).....................................     $ 3,000         3,074
-------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS (16.0%)
COMMERCIAL PAPER (15.7%)
Associates Corp. of North America 6.400% 10/01/97....       15,410       15,410
CSX 5.730% 10/02/97..................................       15,000       14,998
Conagra Inc. 5.840% 10/02/97.........................       15,000       14,997
Goldman Sachs Group 5.750% 10/02/97..................        5,000        4,999
Louisiana Land & Exploration 6.600% 10/01/97.........        2,500        2,500
                                                                       --------
                                                                         52,904
U.S. GOVERNMENT OBLIGATION (0.3%)
+US Treasury Bill 5.080% 11/13/97....................        1,000          994
                                                                       --------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $53,898)..........................................       53,898
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
(Cost $226,274)...................................................     $338,244
OTHER ASSETS, LESS LIABILITIES (-0.2%)............................         (499)
                                                                       --------
TOTAL NET ASSETS (100.0%).........................................     $337,745
                                                                       ========
-------------------------------------------------------------------------------

* Non-income producing.
+ Security was pledged to cover margin requirements for open futures contracts.

Futures contracts which were open at September 30, 1997, were as follows:
                                                                      Unrealized
                           Number of       Contract                         Gain
Type                      Contracts          Value     Expiration     at 9/30/97
----                       ---------        -------     ---------      ---------
Standard & Poor's 500 Index (Long) 45      $21,476 December, 1997          $646

See accompanying notes to financial statements.

Balance Sheets
-------------------------------------------------------------------------------
September 30, 1997
(All amounts in thousands, except per-share amounts)
                                                                                 GROWTH
                                                                 BALANCED        & INCOME
                                                                 FUND            FUND
                                                                 ---------       ---------
ASSETS
Investment in Portfolio, at market value..........               $284,829        $337,631
Receivable for fund shares sold...................                    410             363
Cash..............................................                     50              50
Other assets......................................                     62              27
                                                                 ---------       ---------
   Total Assets...................................               $285,351        $338,071
                                                                 =========       =========
LIABILITIES
Payable for fund shares redeemed..................               $    187        $    270
Payable to investment adviser and transfer agent..                     96             113
Other liabilities.................................                    222             222
                                                                 ---------       ---------
   Total Liabilities..............................                    505             605
                                                                 ---------       ---------
CAPITAL
Paid-in capital ..................................                191,100         212,463
Net unrealized appreciation of investments........                 84,181         112,597
Accumulated undistributed net investment income...                    182           1,295
Accumulated undistributed net realized gains on
   investments....................................                  9,383          11,111
                                                                 ---------       ---------
   Total Capital (Net Assets).....................                284,846         337,466
                                                                 ---------       ---------
   Total Liabilities and Capital..................               $285,351        $338,071
                                                                 =========       =========
Shares Outstanding (Unlimited Number Authorized)..                  8,526          14,731
                                                                 =========       =========
Net Asset Value (Capital) Per Share...............               $  33.41        $  22.91
                                                                 ========        ========

See accompanying notes to financial statements.

Statements of Operations
-------------------------------------------------------------------------------
For the Year Ended September 30, 1997
(All amounts in thousands)
                                                                                 GROWTH
                                                                 BALANCED        & INCOME
                                                                 FUND            FUND
                                                                 -------         ------
INVESTMENT INCOME
Interest income allocated from Portfolio.........                 $ 5,380         $ 2,377
Interest income...................................                  2,777             973
Dividends allocated from Portfolio................                  1,883           2,957
Dividends.........................................                    802           1,170
                                                                 --------        --------
   Total Investment Income........................                 10,842           7,477
                                                                 --------        --------
EXPENSES
Expenses allocated from Portfolio.................                  1,048           1,287
Transfer agent fees...............................                    585             620
Management fees...................................                    493             485
Administrative fees...............................                    399             423
Printing and postage.............................                      68              85
Accounting fees..................................                      30              31
SEC and state registration fees..................                      22              31
Custodian fees...................................                      13              12
Trustees' fees...................................                      12              10
Other.............................................                    135             205
                                                                 --------        --------
   Total Expenses.................................                  2,805           3,189
                                                                 --------        --------
   Net Investment Income..........................                  8,037           4,288
                                                                 --------        --------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   AND FUTURES TRANSACTIONS
Net realized gains on investments and futures transactions
   allocated from Portfolio.......................                 6,048            9,781
Net realized gains on investments.................                 5,610            1,036
Net realized gains on futures transactions........                    --            1,500
Net change in unrealized appreciation or depreciation
   of investments and futures transactions........                 36,801          58,865
                                                                 --------        --------
   Net Gains on Investments and Futures
       Transactions...............................                 48,459          71,182
                                                                 --------        --------
NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS..............................                $56,496         $75,470
                                                                 ========        ========

See accompanying notes to financial statements.

Statements of Changes In Net Assets
-------------------------------------------------------------------------------
For The Years Ended September 30, 1996 and 1997
(Amounts in thousands)
                                                                     BALANCED FUND                   GROWTH & INCOME FUND
                                                                1996               1997             1996             1997
                                                             --------------------------          --------------------------
OPERATIONS
Net investment income ...............................          $ 7,824          $ 8,037           $ 2,728          $ 4,288
Net realized gains on investments and foreign
     currency transactions...........................           15,855           11,658             7,411           12,317
Net change in unrealized appreciation or depreciation
     of investments..................................            7,704           36,801            23,445           58,865
                                                              ---------        ---------         ---------        ---------
     Net Increase in Net Assets Resulting from
     Operations......................................           31,383           56,496            33,584          75,470
                                                              ---------        ---------         ---------        ---------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income.................           (7,977)          (8,239)           (2,954)          (3,709)
Capital gain distributions...........................           (5,662)         (18,744)          (12,376)          (8,004)
                                                              ---------        ---------         ---------        ---------
     Total Distributions to Shareholders.............          (13,639)          (26,983)         (15,330)          (11,713)
                                                              ---------        ---------         ---------        ---------
SHARE TRANSACTIONS
Subscriptions to fund shares.........................           24,623           53,871            70,627          139,473
Investment income dividends reinvested...............            6,213            6,361             2,409            2,593
Capital gain distributions reinvested................            4,955           15,641            11,090            5,745
Redemptions of fund shares...........................          (51,032)         (51,603)          (37,532)         (78,489)
                                                              ---------        ---------         ---------        ---------
     Net Increase (Decrease) from Share
         Transactions................................          (15,241)          24,270            46,594           69,322
                                                              ---------        ---------         ---------        ---------
     Net Increase in Net Assets......................            2,503           53,783            64,848          133,079
TOTAL NET ASSETS
Beginning of Period..................................          228,560          231,063           139,539          204,387
                                                              ---------        ---------         ---------        ---------
End of Period........................................         $231,063         $284,846          $204,387         $337,466
                                                              =========        =========         =========        =========
Accumulated Undistributed Net Investment Income at
     End of Period..................................            $   --           $  182            $  716          $ 1,295
                                                              =========        =========         =========        =========
ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares.........................              852            1,769             4,094            6,996
Investment income dividends reinvested...............              219              207               144              130
Capital gain distributions reinvested................              180              543               698              315
                                                              ---------        ---------         ---------        ---------
                                                                 1,251            2,519             4,936            7,441
Redemptions of fund shares...........................           (1,783)          (1,678)           (2,201)          (3,826)
                                                              ---------        ---------         ---------        ---------
Net increase (decrease) in fund shares...............             (532)             841             2,735            3,615
Shares outstanding at beginning of period............            8,217            7,685             8,381           11,116
                                                              ---------        ---------         ---------        ---------
Shares outstanding at end of period..................            7,685            8,526            11,116           14,731
                                                              =========        =========         =========        =========

See accompanying notes to financial statements.


SR&F Balanced Portfolio
-------------------------------------------------------------------------------
Balance Sheet
September 30, 1997
(All amounts in thousands)
ASSETS
Investments, at market value...................................        $302,650
Deposit with broker for securities sold short...................         17,831
Dividends and interest receivable...............................          1,843
Receivable for investments sold.................................            466
Cash...........................................................               3
Other assets...................................................               4
                                                                     ----------
   Total Assets.................................................        322,797
                                                                     ----------
LIABILITIES
Securities sold short, at market value.........................          22,509
Loan payable to broker..........................................         14,500
Interest payable................................................            437
Payable for dividends on securities sold short..................            231
Payable to investment adviser...................................            138
Other liabilities...............................................             41
                                                                     ----------
   Total Liabilities............................................         37,856
                                                                     ----------
Net Assets Applicable to Investors' Beneficial Interest.........       $284,941
                                                                     ==========

See accompanying notes to financial statements.

SR&F Balanced Portfolio
-------------------------------------------------------------------------------
Statement of Operations
For the Period Ended September 30, 1997 (a)
(All amounts in thousands)
INVESTMENT INCOME
Interest.......................................................         $ 5,399
Dividends......................................................           1,884
                                                                       --------
   Total Investment Income.....................................           7,283
                                                                       --------
EXPENSES
Management fees.................................................            971
Accounting fees.................................................             20
Custodian fees..................................................             20
Audit and legal fees............................................             18
Trustees fees...................................................             17
Transfer agent fees.............................................              4
Other...........................................................             17
                                                                       --------
   Total Expenses...............................................          1,067
                                                                       --------
Net Investment Income...........................................          6,216
                                                                       --------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investments ..............................          6,044
Net change in unrealized appreciation or depreciation of
     investments................................................         21,679
                                                                       --------
   Net Gains on Investments ....................................         27,723
                                                                       --------
Net Increase in Net Assets Resulting from Operations...........         $33,939
                                                                       ========

(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F Balanced Portfolio
-------------------------------------------------------------------------------
Statement of Changes in Net Assets
For the Period Ended September 30, 1997 (a)
(All amounts in thousands)
OPERATIONS
Net investment income...........................................       $  6,216
Net realized gains on investments ..............................          6,044
Net change in unrealized appreciation or depreciation of
     investments................................................         21,679
                                                                     ----------
   Net Increase in Net Assets Resulting from Operations.........         33,939
                                                                     ----------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions...................................................        272,915
Withdrawals.....................................................        (21,913)
                                                                      ----------
   Net Increase from Transactions in Investors'
          Beneficial Interest...................................        251,002
                                                                     ----------
   Net Increase in Net Assets...................................         284,941
TOTAL NET ASSETS
Beginning of Period.............................................              --
                                                                      ----------
End of Period...................................................        $284,941
                                                                      ==========

(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F Growth & Income Portfolio
-------------------------------------------------------------------------------
Balance Sheet
September 30, 1997
(All amounts in thousands)
ASSETS
Investments, at market value...................................        $338,244
Receivable for investments sold................................           1,394
Dividends and interest receivable..............................             460
Other assets...................................................               4
                                                                     ----------
   Total Assets................................................         340,102
                                                                     ----------

LIABILITIES
Payable for investments purchased..............................           1,990
Payable to investment adviser..................................             164
Variation margin payable.......................................             163
Other liabilities..............................................              40
                                                                     ----------
   Total Liabilities............................................          2,357
                                                                     ----------
Net Assets Applicable to Investors' Beneficial Interest........        $337,745
                                                                     ==========

See accompanying notes to financial statements.

SR&F Growth & Income Portfolio
-------------------------------------------------------------------------------
Statement of Operations
For the Period Ended September 30, 1997 (a)
(All amounts in thousands)
INVESTMENT INCOME
Dividends......................................................         $ 2,957
Interest.......................................................           2,378
                                                                       --------
   Total Investment Income.....................................           5,335
                                                                       --------
EXPENSES
Management fees................................................           1,192
Accounting fees................................................              21
Custodian fees.................................................              21
Audit and legal fees...........................................              18
Trustees fees..................................................              11
Other..........................................................              24
                                                                       --------
   Total Expenses..............................................           1,287
                                                                       --------
Net Investment Income..........................................           4,048
                                                                       --------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investments .............................           5,067
Net realized gains on futures transactions.....................           4,708
Net change in unrealized appreciation or depreciation of investments
   and futures transactions.....................................         38,203
                                                                       --------
Net Gains on Investments and Futures Transactions...............         47,978
                                                                       --------
Net Increase in Net Assets Resulting from Operations...........         $52,026
                                                                       ========

(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F Growth & Income Portfolio
-------------------------------------------------------------------------------
Statement of Changes in Net Assets
For the Period Ended September 30, 1997 (a)
(All amounts in thousands)
OPERATIONS
Net investment income..........................................        $  4,048
Net realized gains on investments and futures transactions.....           9,775
Net change in unrealized appreciation or depreciation of investments and
   futures transactions........................................          38,203
                                                                     ----------
   Net Increase in Net Assets Resulting from Operations........          52,026
                                                                     ----------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions..................................................         306,674
Withdrawals....................................................         (20,955)
                                                                     ----------
   Net Increase from Transactions in Investors'
          Beneficial Interest..................................         285,719
                                                                     ----------
   Net Increase in Net Assets..................................         337,745
TOTAL NET ASSETS
Beginning of Period............................................              --
                                                                     ----------
End of Period..................................................        $337,745
                                                                     =========


(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

Notes to Financial Statements
-------------------------------------------------------------------------------

Note 1. Organization of the Portfolios

SR&F Balanced Portfolio and SR&F Growth & Income Portfolio (the "Portfolios") are separate series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolios. The Portfolios commenced operations February 3, 1997. At commencement, Stein Roe Balanced Fund and Growth & Income Fund contributed $260,013 and $239,175 in securities and other assets, respectively, to their respective portfolios. At February 14, 1997, Stein Roe Advisor Balanced Fund and Advisor Growth & Income Fund each contributed cash of $100 to their respective Portfolios.

   The Portfolios allocate net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At September 30, 1997, Balanced Fund and Advisor Balanced Fund owned 99.96 percent and .04 percent, respectively, of the SR&F Balanced Portfolio; and Growth & Income Fund and Advisor Growth & Income Fund owned 99.97 percent and .03 percent, respectively, of SR&F Growth & Income Portfolio.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of Stein Roe Balanced Fund, and Stein Roe Growth & Income Fund (the "Funds"), each a series of the Stein Roe Investment Trust (a Massachusetts business trust) and the Portfolios. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuations

All securities are valued as of September 30, 1997. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between last bid and asked priced as of the close of the appropriate exchange or other designated time. A security that listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Other assets and securities of the Funds and Portfolios are valued by a method that the Board of Trustees believes represents a fair value.

Notes to Financial Statements CONTINUED
-------------------------------------------------------------------------------

Futures Contracts

During the period ended September 30, 1997, Growth & Income Fund and Growth & Income Portfolio entered into stock index futures contracts to either hedge against expected declines of its portfolio securities or as a temporary substitute for the purchase of individual stocks. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Fund or Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged.

   Upon entering into a futures contract, the Fund or Portfolio deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Fund or Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Fund or Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Securities Sold Short

During the period ended September 30, 1997, Balanced Fund and Balanced Portfolio engaged in selling securities short, which obligates the Fund and Portfolio to replace a security borrowed by purchasing the same security at the current market value. The Fund or Portfolio may incur a gain or a loss between the date of the short sale and the date on which the Fund or Portfolio replaces the borrowed security. The Fund or Portfolio has established a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale in a margin account. The Fund or Portfolio may take a loan against said proceeds not exceeding 95 percent of the total proceeds. The Fund or Portfolio also must maintain in a separate account with the custodian an equivalent amount of the securities sold short or convertible or exchangeable into said securities.

Federal Income Taxes

No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on respectives percentages of ownership.

Notes to Financial Statements CONTINUED
-------------------------------------------------------------------------------
Distributions to Shareholders

On November 5, 1997, the Board of Trustees declared a dividend from net investment income of $0.22 per share for Balanced Fund and $0.05 per share for Growth & Income Fund, payable November 20, 1997, to shareholders of record on November 10, 1997.

   Each Fund declares and pays dividends of any net investment income at least quarterly, and any net realized capital gains annually. Shareholder distributions are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary over distributions are classified as distri butions in excess of net invest ment income or net realized gains. Permanent differences are reclassified to the appropriate capital account.

Other Information

Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

   Realized gains or losses from sales of securities are determined on the specific identified cost basis.

   All amounts, except per-share amounts, are shown in thousands.

Note 3. Trustees' Fees and Transactions with Affiliates

The Funds and Portfolios pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.

   The management fee for Balanced Portfolio is computed at an annual rate of .55 of 1 percent of average daily net assets up to $500 million, .50 of 1 percent of the next $500 million, and .45 of 1 percent thereafter. The management fee for Growth & Income Portfolio is computed at an annual rate of
 .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The administrative fees for the Funds are computed at an annual rate of .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million, and .10 of 1 percent thereafter.

   The administrative agreement provides that the Adviser will reimburse each Fund to the extent that annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale.

Notes to Financial Statements CONTINUED
-------------------------------------------------------------------------------

   The transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Funds.

   The Adviser also provides certain fund accounting services. For the period ended September 30, 1997, Balanced Fund, Growth & Income Fund, Balanced Portfolio and Growth & Income Portfolio incurred charges of $30, $31, $20, and $21, respectively.

   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Balanced Fund, Growth & Income Fund, Balanced Portfolio and Growth & Income Portfolio for the period ended September 30, 1997, was $12, $10, $17, and $11, respectively. No remuneration was paid to any other trustee or officer of the Trust.

Note 4. Short-Term Debt

To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolios had borrowings during the period ended September 30, 1997.

Note 5. Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the period ended September 30, 1997, were:

FUND/PORTFOLIO                                    Purchases           Sales
                                                   --------        --------
Balanced (a)...................................     $59,901         $37,098
SR&F Balanced Portfolio........................      58,201          61,267
Growth & Income (a)............................      28,622           4,215
SR&F Growth & Income Portfolio.................      46,586          17,606

(a) Prior to commencement of operations of the respective Portfolio (see Note 1 to Financial Statements).

At September 30, 1997, unrealized appreciation and depreciation on a tax basis and the cost of investments for federal income tax purposes and for financial reporting purposes were as follows:

                                                               Cost of Investments
                                                                                   Federal
                                                              Net      Financial   Income
FUND                        Appreciation  Depreciation   Appreciation  Reporting     Tax
                             ----------   ------------   ------------  ---------   --------
Balanced Portfolio             $ 89,566         $629       $ 88,937    $213,774    $213,713
Growth & Income Portfolio       112,505          700        111,805     226,274     226,439

Financial Highlights
-------------------------------------------------------------------------------
Balanced Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                 NINE
                                                                               MONTHS
                                                                   YEAR         ENDED
                                                                  ENDED     SEPTEMBER
                                                           DECEMBER 31,           30,                YEARS ENDED SEPTEMBER 30,
                                                                   1987          1988           1989          1990           1991
                                                               --------      --------       --------      --------       --------
NET ASSET VALUE, BEGINNING OF PERIOD.................           $ 25.07        $ 22.25       $ 22.66       $ 25.41        $ 21.68
                                                               --------      --------       --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS
     Net investment income ..........................              1.32          0.97           1.37          1.28           1.32
     Net realized and unrealized gains
     (losses) on investments.........................            (1.06)          0.45           3.10        (2.92)           4.85
                                                               --------      --------       --------      --------       --------
         Total from investment operations............             0.26           1.42          4.47         (1.64)           6.17
                                                               --------      --------       --------      --------       --------
DISTRIBUTIONS
     Net investment income ..........................            (1.63)        (0.90)         (1.34)        (1.36)         (1.26)
     Net realized capital gains......................            (1.45)        (0.11)         (0.38)        (0.73)         (0.51)
                                                               --------      --------       --------      --------       --------
         Total distributions.........................            (3.08)        (1.01)         (1.72)        (2.09)         (1.77)
                                                               --------      --------       --------      --------       --------
NET ASSET VALUE, END OF PERIOD.......................          $ 22.25        $ 22.66       $ 25.41        $ 21.68        $ 26.08
                                                              =========     =========      =========     =========      =========
Ratio of net expenses to average net assets..........             0.80%        0.87%*          0.90%          0.88%         0.87%
Ratio of net investment income to average
     net assets......................................             5.12%        5.68%*          5.83%          5.36%          5.50%
Portfolio turnover rate..............................               86%           85%            93%           75%             71%
Average commissions (per share)......................               --            --             --            --              --
Total return.........................................             0.74%         6.51%         20.76%        (6.86%)         29.67%
Net assets, end of period............................          $140,279      $134,225       $144,890       $124,592      $150,689


                                                                                      YEARS ENDED SEPTEMBER 30,
                                                           1992         1993          1994         1995          1996          1997
                                                       --------     --------      --------     --------      --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD.................   $ 26.08      $ 26.91       $ 27.57      $ 25.78       $ 27.82     $ 30.07
                                                       --------     --------      --------     --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS
     Net investment income ..........................      1.31         1.26          1.15         1.33          1.00         0.95
     Net realized and unrealized gains
     (losses) on investments.........................      1.48         2.37         (1.06)        2.22          2.96         5.61
                                                       --------     --------      --------     --------      --------     --------
         Total from investment operations............      2.79         3.63          0.09         3.55          3.96        6.56
                                                       --------     --------      --------     --------      --------     --------
DISTRIBUTIONS
     Net investment income ..........................    (1.34)       (1.30)         (1.17)       (1.23)        (1.01)       (0.96)
     Net realized capital gains......................    (0.62)       (1.67)         (0.71)       (0.28)        (0.70)       (2.26)
                                                       --------     --------      --------     --------      --------     --------
         Total distributions.........................    (1.96)       (2.97)         (1.88)       (1.51)        (1.71)       (3.22)
                                                       --------     --------      --------     --------      --------     --------
NET ASSET VALUE, END OF PERIOD.......................   $ 26.91      $ 27.57       $ 25.78      $ 27.82       $ 30.07     $ 33.41
                                                      =========    =========     =========    =========     =========    =========
Ratio of net expenses to average net assets..........     0.85%        0.81%         0.83%        0.87%         1.05%        1.05%
Ratio of net investment income to average
     net assets......................................     4.94%        4.69%         4.53%        5.14%         3.45%        3.02%
Portfolio turnover rate..............................       59%          53%           29%          45%           87%        15%(a)
Average commissions (per share)......................       --           --            --           --      $ 0.0537    $ 0.0594(a)
Total return.........................................    11.13%       14.57%         0.36%       14.49%        14.83%       23.60%
Net assets, end of period............................  $173,417     $222,292      $229,274     $228,560      $231,063     $284,846


*Annualized
(a) Prior to commencement of operations of the Portfolio (See Note 1 to Financial Statements).

Financial Highlights CONTINUED
-------------------------------------------------------------------------------
Growth & Income Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                 YEARS ENDED SEPTEMBER 30,
                                                               1988         1989         1990         1991          1992
                                                            -------      -------      -------      -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD.................       $ 10.49       $ 8.88     $ 11.34       $ 10.49       $ 12.27
                                                            -------      -------      -------      -------       -------
INCOME FROM INVESTMENT OPERATIONS
     Net investment income ..........................          0.17         0.22         0.26         0.26          0.19
     Net realized and unrealized gains (losses)
          on investments.............................         (1.64)        2.46        (0.85)        2.17          1.49
                                                            -------      -------      -------      -------       -------
       Total from investment operations..............         (1.47)        2.68        (0.59)        2.43          1.68
                                                            -------      -------      -------      -------       -------
DISTRIBUTIONS
     Net investment income ..........................         (0.14)       (0.22)       (0.26)       (0.29)        (0.18)
     Net realized capital gains......................            --           --           --        (0.36)        (0.35)
                                                            -------      -------      -------      -------       -------
       Total distributions...........................        (0.14)       (0.22)       (0.26)       (0.65)        (0.53)
                                                            -------      -------      -------      -------       -------
NET ASSET VALUE, END OF PERIOD.......................        $ 8.88      $ 11.34      $ 10.49      $ 12.27       $ 13.42
                                                           ========     ========     ========     ========      ========
Ratio of net expenses to average net
     assets (a)......................................         1.47%        1.24%        1.08%        1.00%         0.97%
Ratio of net investment income to average
     net assets (b)..................................         2.03%        2.28%        2.40%        2.27%         1.46%
Portfolio turnover rate..............................          105%          63%          51%          48%           40%
Average commissions (per share)......................           --           --           --           --            --
Total return.........................................      (13.90%)       30.63%      (5.25%)       24.12%        14.00%
Net assets, end of period............................       $23,002      $32,562      $43,446      $54,820       $70,724


                                                                                YEARS ENDED SEPTEMBER 30,
                                                              1993         1994          1995         1996          1997
                                                          --------     --------      --------     --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD.................      $ 13.42      $ 14.83       $ 14.54      $ 16.65       $ 18.39
                                                          --------     --------      --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS
     Net investment income ..........................         0.17         0.18          0.34         0.27          0.30
     Net realized and unrealized gains (losses)
          on investments.............................         2.16         0.40          2.56         3.22          5.15
                                                          --------     --------      --------     --------      --------
       Total from investment operations..............         2.33         0.58          2.90         3.49          5.45
                                                          --------     --------      --------     --------      --------
DISTRIBUTIONS
     Net investment income ..........................       (0.16)       (0.16)        (0.20)       (0.32)        (0.28)
     Net realized capital gains......................       (0.76)       (0.71)        (0.59)       (1.43)        (0.65)
                                                          --------     --------      --------     --------      --------
       Total distributions...........................       (0.92)       (0.87)        (0.79)       (1.75)        (0.93)
                                                          --------     --------      --------     --------      --------
NET ASSET VALUE, END OF PERIOD.......................      $ 14.83      $ 14.54       $ 16.65      $ 18.39       $ 22.91
                                                         =========    =========     =========    =========     =========
Ratio of net expenses to average net
     assets (a)......................................        0.88%        0.90%         0.96%        1.18%         1.13%
Ratio of net investment income to average
     net assets (b)..................................        1.23%        1.18%         1.78%        1.65%         1.52%
Portfolio turnover rate..............................          50%          85%           70%          13%            2% (c)
Average commissions (per share)......................          --           --            --      $ 0.0683      $ 0.0647 (c)
Total return.........................................       17.98%        4.03%        21.12%       22.67%        30.81%
Net assets, end of period............................     $100,365     $129,680      $139,539     $204,387      $337,466


(a) If the Fund had paid all of its expenses and there had been no reimbursement by the Investment Adviser, this ratio would have been 1.09 percent for the year ended September 30, 1990.
(b) Computed giving effect to Investment Adviser's expense limitation undertaking.
(c) Prior to commencement of operations of the Portfolio (See Note 1 to Financial Statements).

Financial Highlights CONTINUED
-------------------------------------------------------------------------------
SR&F Balanced Portfolio
                                                                         PERIOD
                                                                          ENDED
                                                                  SEPTEMBER 30,
                                                                       1997 (A)
                                                                      ---------
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets............         3.52%*
Ratio of net expenses to average net assets.....................         0.60%*
Portfolio turnover rate.........................................           21%
Average commissions (per share).................................       $0.0534

*Annualized
(a) From commencement of operations on February 3, 1997.

Financial Highlights CONTINUED
-------------------------------------------------------------------------------
SR&F Growth & Income Portfolio
                                                                         PERIOD
                                                                          ENDED
                                                                  SEPTEMBER 30,
                                                                       1997 (A)
                                                                      ---------
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets............          2.04%*
Ratio of net expenses to average net assets.....................          0.65%*
Portfolio turnover rate.........................................             7%
Average commissions (per share).................................        $0.0644

*Annualized
(a) From commencement of operations on February 3, 1997.

Report of Independent Public Accountants
-------------------------------------------------------------------------------
To the Board of Trustees and
 Shareholders of:

Stein Roe Investment Trust
 Stein Roe Balanced Fund
 Stein Roe Growth & Income Fund

SR&F Base Trust
 SR&FBalanced Portfolio
 SR&FGrowth & Income Portfolio

We have audited the accompanying balance sheets of Stein Roe Balanced Fund and Stein Roe Growth & Income Fund and the accompanying balance sheets, including the schedules of investments, of SR&F Balanced Portfolio and SR&F Growth & Income Portfolio as of September 30, 1997, and the related statements of operations and statements of changes in net assets for the periods indicated thereon, and the financial highlights of Stein Roe Balanced Fund for the periods subsequent to December 31, 1987, and the financial highlights of Stein Roe Growth & Income Fund, SR&F Balanced Portfolio and SR&F Growth & Income Portfolio for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' and Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures for the SR&F Balanced Portfolio and SR&F Growth & Income Portfolio included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stein Roe Balanced Fund, Stein Roe Growth & Income Fund, SR&F Balanced Portfolio and SR&F Growth & Income Portfolio, as of September 30, 1997, the results of their

Report of Independent Public Accountants CONTINUED
-------------------------------------------------------------------------------

operations and the changes in their net assets for the periods indicated thereon, and the financial highlights of Stein Roe Balanced Fund for periods subsequent to December 31, 1987, and the financial highlights of Stein Roe Growth & Income Fund, SR&F Balanced Portfolio and SR&F Growth & Income Portfolio for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
November 11, 1997

To Contact Us. . .
-------------------------------------------------------------------------------
By Phone 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (Central time).

Stein Roe's Funds-on-Call(R) 24-Hour Service Line

Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:

o Exchange shares between your Stein Roe accounts;

o Purchase shares by electronic transfer;

o Order additional account statements and money market fund checks;

o Redeem shares by check, wire or electronic transfer.

Retirement Plan Accounts

Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on IRA plans, call us toll free at 800-338-2550.

By Mail or E-Mail

If you prefer to contact us by mail, please address all correspondence to: P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to comments @steinroe.com or visit us at www.steinroe.com on the Internet.

In Person

If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current fund investments or provide you information about any of the Stein Roe funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

Must be preceded or accompanied by a prospectus.

Investment Trust
-------------------------------------------------------------------------------
Trustees
Timothy K. Armour
President, Mutual Fund Division and Director,
 Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing
 Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
 Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
 Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
 Counsel, Sara Lee Corporation
Francis W. Morley
Chairman, Employer Plan Administrators
 and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
 University of Washington
Thomas C. Theobald
Managing Director, William Blair Capital Partners

Officers
Timothy K. Armour, President
William D. Andrews, Executive Vice President
Jilaine H. Bauer, Executive Vice President, Secretary
Thomas W. Butch, Executive Vice President
Loren A. Hanson, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
 Chief Financial Officer
Bruno Bertocci, Vice President
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Philip J. Crosley, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
John S. McLandsborough, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President,
 Assistant Secretary
Richard B. Peterson, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants

THE STEIN ROE MUTUAL FUNDS

Stein Roe Cash Reserves Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                        Boston, Massachusetts 02205-8900
                                 1-800-338-2550
                                www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                   Liberty Securities Corporation, Distributor
                                   Member SIPC

            Effective Jan. 1, 1998, the Funds will be distributed by
                      Liberty Financial Investments, Inc.
                                   Member SIPC

GI11A 11/97